                                                                  EXHIBIT 10.17



                 AMENDMENT NO. 3 TO LETTER OF CREDIT AGREEMENT
                 ---------------------------------------------


          AMENDMENT NO. 3 (this "Amendment"), dated as of October 2, 1998, under
                                 ---------
the First Amended and Restated Letter of Credit Agreement, dated as of March 14, 1997, among PENNSYLVANIA MANUFACTURERS CORPORATION, a Pennsylvania corporation (the "Applicant"), the Banks party thereto, FIRST UNION NATIONAL BANK, as
      ---------
successor to CoreStates Bank N.A., as Co-Agent, and THE BANK OF NEW YORK, as Issuing Bank and as agent for the Banks (in such capacity, the "Agent"), as
                                                                -----
amended by Amendment No. 1, dated September 29, 1997 and Amendment No. 2, dated September 28, 1998 (as so amended, the "Agreement").
                                        ---------


                                   RECITALS
                                   --------

          A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Agreement.

          B. Pursuant to Consent No. 1, dated as of September 24, 1998, to the Agreement, Required Banks consented to the PMA Cayman Sale (as defined below).

          C. The Applicant has requested that the Agreement be amended to permit it to issue the Capital Securities referred to below and the Banks signing below are willing to approve such request subject to the terms and conditions set forth below.

          Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 1.1 of the Agreement is amended by adding the following definitions in their appropriate alphabetical order:

          "Capital Securities" shall mean preferred securities in an aggregate
           ------------------
     face amount of up to $150,000,000 (i) to be issued by a Delaware business trust to be formed by the Applicant and (ii) guaranteed by the Applicant, the proceeds from the original issuance of which shall be used to purchase the Applicant's subordinated debentures issued under a subordinated debenture indenture.

              "Capital Securities Program Documents" shall mean, collectively,
               ------------------------------------
          all documents executed and delivered in connection with the issuance of the Capital Securities and the subordinated debentures referred to in the definition of Capital Securities.

               "PMA Cayman Sale" shall mean the sale by Mid-Atlantic States
                ---------------
          Investment Company of all of its capital stock in PMA Cayman.

               "Subordinated Debentures" shall have the meaning set forth in
                -----------------------
          Section 7.2(x).

               "Subordinated Guaranty" shall have the meaning set forth in
                ---------------------
          Section 7.2(x).

     2. The definition of "Material Subsidiary" contained in Section 1.1 of the Agreement is amended by adding "provided, however, that on and after the consummation of the PMA Cayman Sale, PMA Cayman shall cease to be a Material Subsidiary" prior to the "." at the end of such definition.

     3.   The proviso contained in the definition of "Contingent Obligation" in
Section 1.1 of the Agreement is amended to read as follows:

          provided, however, that, with respect to the Applicant and its
          --------  -------
          Subsidiaries, the term Contingent Obligation shall not include (x) the Subordinated Guaranty, (y) endorsements for collection or deposit in the ordinary course of business or (z) obligations entered into by an Insurance Subsidiary in the ordinary course of its business under insurance policies or contracts issued by it or to which it is a party, including reinsurance agreements (and security posted by any such Insurance Subsidiary in the ordinary course of its business to secure obligations thereunder).

     4. The definition of "Consolidated Net Worth" contained in Section 1.1 of the Agreement is amended in its entirety to read as follows:

               "Consolidated Net Worth" shall mean, at any time, the net worth
                ----------------------
          of the Applicant and its Subsidiaries at such time, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles plus the redemption value or liquidation preference (or, if
                     ----
          less, the original issuance price) of the Capital Securities but (i) excluding any preferred stock or other class of equity securities (other than the Capital Securities) that, by its stated terms (or by the terms of any class of equity securities issuable upon conversion thereof or in exchange therefor), or upon the occurrence of any event, matures or is mandatorily redeemable, or is redeemable at the option of the holders thereof, in whole or in part, and (ii) without regard to the requirements of Statement of Financial Accounting Standards No. 115 issued by the Financial Accounting Standards Board.

     5.   Clauses (i) and (ii) of the definition of "Indebtedness" contained in
Section 1.1 of the Agreement are amended to read as follows:

     (i) all indebtedness of such Person for borrowed money or in respect of loans or advances (other than indebtedness in respect of the Subordinated Debentures), (ii) all obligations of such Person evidenced by notes, bonds, debentures (other than the Subordinated Debentures) or similar instruments,

     6. Section 7.2 of the Agreement is hereby amended by deleting the word "and" at the end of section 7.2(viii), by substituting "; and" for the period at the end of 7.2(ix) and adding the following clause at the end thereof:

          (x) the Applicant may issue subordinated debentures (the "Subordinated
                                                                    ------------
     Debentures") to the trust issuing the Capital Securities in an aggregate
     ----------
     principal amount not to exceed $150,000,000 and, without duplication, may guaranty the payment of the Capital Securities on a subordinated basis (the "Subordinated Guaranty"), in each case in connection with the issuance of
      ---------------------
     the Capital Securities, provided that:

               (A) no Default or Event of Default would exist before and after giving effect thereto, the representations and warranties set forth in
     Section 4 and in the other Credit Documents shall be true and correct (except to the extent that any such representation and warranty is expressly stated to have been made as of a specific date in which case such representation and warranty shall be true and correct as of such date) and the Agent shall have received a certificate of a financial officer of the Applicant, in form and substance satisfactory to the Agent, to the foregoing effects;

               (B) the terms of the Capital Securities, Subordinated Debentures and the Subordinated Guaranty shall be in all material respects substantially as described in Appendix A to Amendment No. 3 to this

     Agreement or no less favorable to the Banks than as set forth in such Appendix A and in any event, shall contain the following features: (i) neither the Capital Securities nor the Subordinated Debentures shall by their terms mature or become mandatorily redeemable, or be redeemable or subject to any mandatory prepayment or repurchase requirement at the option of the holder, at any time on or prior to ten years after issuance of such securities, (ii) the Applicant shall have the right (so long as no event of default exists with respect to such securities) to defer the payment of interest on the Subordinated Debentures from time to time for a deferral period comprised of consecutive payment periods aggregating at least five years and, upon such election by the Applicant, the trust issuing the Capital Securities shall have a corresponding obligation to defer distributions with respect to the Capital Securities, and (iii) the Capital Securities, the Subordinated Debentures and the Subordinated Guaranty shall be fully subordinate and junior in right and time of payment to the Indebtedness evidenced by this Agreement and shall have other terms of subordination consistent with those prevailing in the market for similar subordinated securities as of the date of Amendment No. 3 to this Agreement; and

          (C) the Agent and each Bank shall have received a certificate of an executive officer of the Applicant attaching true and complete copies of all Capital Securities Program Documents.

     7. Section 8.1 of the Agreement is amended by substituting "; or" for the period at the end of subsection (n) thereof and by adding a new subsection (o) to read as follows:

          (o) The occurrence of an event of default in respect of the Capital Securities or any other event shall occur or condition exist in respect thereof, the effect of which is to cause, or permit the holder of any Capital Security (or a trustee or agent on its or their behalf) to cause (with the giving of notice, lapse of time, or both), such Capital Security to become due, or to be prepaid, redeemed, purchased or defeased, prior to its stated maturity.

     8. Section 5.1(b) of the Agreement is amended by adding the phrase "for each fiscal year prior to the fiscal year in which the PMA Cayman Sale is consummated," at the beginning of clause (iii) thereof.

     9. Attachment A to Exhibit E-2 (Form of Covenant Compliance Certificate (Statutory Financial Statements) is amended by adding to the end of Item 1(h) thereof "(enter zero after the consummation of the PMA Cayman Sale)".

     10. Paragraphs 1-9 of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following conditions: (the "Amendment
                                                                     ---------
Effective Date"):
--------------

          (a) the Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Applicant, the Agent and Required Banks;

          (b) the Agent shall have received a certificate of the Secretary or Assistant Secretary of the Applicant (i) attaching a true and complete copy of the resolutions of the Executive and Finance Committees of its Board of Directors authorizing this Amendment, in form and substance satisfactory to the Agent, (ii) certifying that its certificate of incorporation and by-laws have not been amended since March 14, 1997, or, if so, setting forth the same and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers;

          (c) the Agent shall have received a copy of an amendment to the Revolving Credit Agreement, in form and substance satisfactory to it, which amendment shall have been executed by the Agents and Required Banks (as defined therein);

          (d) the reasonable fees and expenses of Special Counsel incurred to date, shall have been paid; and

          (e) the Agent shall have received such other documents as it shall reasonably request.

          11. The Applicant hereby (i) reaffirms and admits the validity and enforceability of the Agreement and the other Credit Documents and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default immediately after giving effect to this Amendment, and (iii) represents and warrants that the representations and warranties contained in the Credit Documents, including the Agreement as amended by this Amendment (other than the representations and warranties made as of a specific date), are true and correct in all material respects on and as of the date hereof.

     12. In all other respects, the Agreement and the other Credit Documents shall remain in full force and effect.

     13. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party against which enforcement is sought.

     14. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

     [signature pages follow]

          AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment No. 3 to the Letter of Credit Agreement to be executed on its behalf.


                                   PENNSYLVANIA MANUFACTURERS

                                   CORPORATION



                                   By:/s/Edward Hochberg
                                      _______________________

                                   Name:Edward Hochberg
                                        _____________________

                                   Title:Vice Presdent- Finance
                                         ______________________

                    PENNSYLVANIA MANUFACTURERS CORPORATION

                 AMENDMENT NO. 3 TO LETTER OF CREDIT AGREEMENT



                                   THE BANK OF NEW YORK, Individually

                                   and as Agent and as Issuing Bank



                                   By:/s/Lizanne T. Eberle
                                      _________________________________

                                   Name:Lizanne T. Eberle
                                        _______________________________

                                   Title:Vice President
                                         ______________________________

                    PENNSYLVANIA MANUFACTURERS CORPORATION

                 AMENDMENT NO. 3 TO LETTER OF CREDIT AGREEMENT



                                   FIRST UNION NATIONAL BANK,

                                   Individually and as Co-Agent



                                   By:/s/Thomas L. Stitchberg
                                      ________________________________

                                   Name:Thomas L. Stitchberg
                                        ______________________________

                                   Title:Senior Vice President
                                         _____________________________

                    PENNSYLVANIA MANUFACTURERS CORPORATION

                 AMENDMENT NO. 3 TO LETTER OF CREDIT AGREEMENT



                                   FLEET NATIONAL BANK



                                   By:/s/William A. Bagley
                                      ________________________________

                                   Name:William A. Bagley
                                        ______________________________

                                   Title:Senior Vice President
                                         _____________________________

                    PENNSYLVANIA MANUFACTURERS CORPORATION

                 AMENDMENT NO. 3 TO LETTER OF CREDIT AGREEMENT



                                   PNC BANK, NATIONAL ASSOCIATION



                                   By:/s/Kirk Seagers
                                      ________________________________

                                   Name:Kirk Seagers
                                        ______________________________

                                   Title:Vice President
                                         _____________________________